                                                                   Exhibit 10.11

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.


                             AMERICA WEST AIRLINES

                            CONSOLIDATOR AGREEMENT


     This Agreement is made on this 14th day of December, 1998, between America West Airlines, Inc., a Delaware corporation, at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034 (herein "America West") and Cheap Tickets, Inc., a Hawaii corporation, at 1440 Kapiolani Blvd., Suite 800, Honolulu, Hawaii 96814 (herein "Customer"). The parties agree on the following mutual covenants:

1.   Fares:

     a. Seats sold will be at specific fare levels in markets specified by America West and under the conditions stated in Attachments A and B herein.

     b. The net fares herein shall be applicable for travel wholly over the services of America West and America West Express, all other codeshare flights are not applicable. Net fares are as shown on Net Fare Sheets under Attachment A, herein.

     c. Net fares are subject to change at the sole and complete discretion of America West. Written notice shall be provided to Customer not less than five
(5) business days prior to the effective ticketing date of any net fare change, or two (2) business days for electronic filing of fares. Customer agrees that it will pay the changed fare amounts for all tickets issued as of the effective date of such net fare change. By signing and returning the confirmation page of all Bulk Program Advisories, Customer acknowledges receipt of said advisories. Failure to sign and return confirmation does not release customer from adherence to any revisions made on such advisories.

     d. The [*] Fare [*] allows Customer to take applicable commission levels on published fares. Restrictions and commission are as stated in Attachment B, herein.

     e. Fares do not include the following: US Transportation or International Taxes; Fuel Surcharges; Passenger Facility Charges; and/or other city/governmental surcharges.

2.   Payment/Reporting:

     Customer agrees to issue tickets on standard industry ticket stock.
In accordance with ARC policies and procedures, tickets will be reported and funds due for tickets will be remitted through ARC each week. Invoices for other than ticket sales shall be due and payable within fifteen (15) days from the date of invoice, and shall not be subject to any offset or deduction for any purposes.

3.   Advertising:

     Customer agrees that it will not use the America West trade name or service marks in any advertising, promotional material, brochures, printed matter or signs or internet web sites without the prior review and written approval of such material by America West.


[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

4.   Internet:

     If customer utilizes an Internet website to facilitate the sale of America West seats, customer agrees to the following:

     a) A complete list of all Internet website addresses connected to the sale of the America West seats will be provided to America West within ten (10) business days of submission of this signed Agreement. Any additions, deletions or corrections to this list must be communicated to America West within ten (10) business days of said additions, deletions or corrections.

     b) If a website contains restricted pages that are used to facilitate business, customer agrees to provide passwords necessary to gain access to restricted pages.

5.   Contract Non-Compliance:

     a. America West is entitled to receive compensation for the full value of the coach fare in the event that inventory sold is not ticketed in accordance with Attachment A and B.

     b. Compensation due America West will be invoiced to Customer due and payable (15) business days after notification.

     c. Revenue Accounting will continue to advise Customer through issuance of debit memos or invoices of compensation due America West when reservations are found booked and/or ticketed in the wrong class of service, or for other booking or ticketing irregularities including but not limited to individual CRS bookings that qualify as a group, and booking published fares without ticketing in accordance with tariff rules. America West will recover CRS fees as well as full ticket value of any booking irregularity.

6.   Default:

     In the event Customer fails to make payment as required by this Agreement, America West shall provide written notice to customer to cure such default within five (5) working days from the date of such notice. In the event such non-payment is not cured within said five (5) days, this Agreement shall be terminated immediately. If Customer fails to perform any other terms of this Agreement and is in default thereof, this Agreement may be terminated after thirty (30) days written notice of those matters in default being given and the failure of Customer to cure such default. America West shall be free to pursue all legal and equitable remedies available for any default.

7.   Terms and Termination:

     a. The term of this Agreement is from January 1, 1999 through December 31, 1999, with all travel completed by January 31, 2000, and either party may terminate this Agreement without cause by giving not less than thirty (30) days prior written notice of their intention to do so. Such termination shall not relieve either party from payment of amounts currently due and owing, and neither party may terminate this Agreement if that party is in default in the performance of this Agreement.

     b. Should Customer fail to perform it's duties as outlined in this Agreement and such default shall continue after thirty (30) days written notice to correct such default, then America West may terminate this Agreement.

8.   Lost Tickets:

     When a passenger loses his/her America West ticket, the passenger may purchase a replacement ticket for the portion lost, and will be refunded the price of the replacement ticket, provided the itinerary (flight number, travel date, city) of the replacement ticket is exactly the same as the lost ticket. If a replacement ticket is not purchased for the exact itinerary, no refund will be made.

9.   Confidentiality:

     The terms and conditions of this Agreement are strictly confidential. Any breach of Confidentiality, duplication of the Agreement and/or its Attachments, use or disclosure of this Agreement in whole or in part for any purpose shall immediately render this Agreement null and void and subject to immediate cancellation at the option of America West.

10.  Entire Agreement:

     This Agreement represents the entire understanding between the parties. No waiver, alteration, or modification of any of the provisions herein shall be binding unless in writing and signed by and authorized agent or representative of the parties.

11.  Assignment and Binding Effect:

     The provisions of this Agreement shall be binding upon any successor to either of the parties, but shall not be assignable by Customer.

12.  Attorney's Fees:

     In the event that an action is necessary to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover its reasonably attorney's fees and costs.

13.  Applicable Law:

     The laws of the State of Arizona shall govern this Agreement.

14.  ARC Numbers:

     A current and complete list of ARC numbers included under this Agreement must be provived to America West within ten (10) business days of submission of this signed Agreement. This information should be either mailed or e-mailed to:

                                Laura Loveland
                             America West Airlines
                        4000 E. Sky Harbor Blvd. HY-SPO
                            Phoenix, Arizona 85034
                      E-mail address: llovlnd@goodnet.com
                                      -------------------

If the number of ARC locations exceeds ten (10), Customer agrees to provide ARC numbers on a 3 1/2" IBM compatible diskette in MS Excel format. The file will also include the address and phone number for each 8-digit ARC number. Any additions, deletions or corrections to this ARC list must be submitted to America West within ten (10) business days of said additions, deletions or corrections.

CHEAP TICKETS, INC.                 AMERICA WEST AIRLINES, INC.


By:  /s/  Michael J. Hartley        By:  /s/ Ron L. Cole
   -----------------------------       ----------------------------
   Michael J. Hartley                  Ron L. Cole
   President & CEO                     Vice President, Sales

Date:   12-18-98                    Date: 1-20-99
     ---------------------------         --------------------------

                                    Initial:  /s/ L.G.
                                            -----------------------
                                            L. Gardner

                                    Initial:  /s/ J.C.
                                            -----------------------
                                            J. Carhart

                                    Initial:  /s/ J.S.
                                            -----------------------
                                            J. Schmidt

                        ATTACHMENT A, NET FARE PROGRAM
                        ------------------------------

PROGRAM TITLE:               Cheap Tickets, Inc.
--------------
Address:                     1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96814
Primary ARC Number(s):       12601676, 12916120, 033514526, 33965750, 36975820, 50523911
Automation System:           Sabre
Contact:                     Michael J. Hartley
Phone:                       (808) 945-7439
Fax:                         (808) 946-0610
E-mail:                      mhartley@cheaptickets.com


RESERVATIONS:                Booked by Customer Only, through automation.  Bookings made [*] are permitted with [*]
------------                 non-commissionable surcharge.
Booking Class:               Day:  V class     Night:  KN class
Groups:                      Not Permitted.
OSI Entries:                 3 OSI HP CTCT 808-945-7439 CHEAP TICKETS, INC.
                             3 OSI HP CHANGES THROUGH CONSOLIDATOR ONLY
                             3 OSI HP FLIGHTFUND CREDIT NOT PERMITTED
                             3 OSI HP TKNA 401 xxxx xxx xxx

TICKET INFORMATION:
------------------
Changes:                     $100, non-commissionable fee per ticket.  Ticket reissuance by tour operator only, prior to original travel date only.  Changes to name, origin, or destination are not permitted.  Once travel has commenced, changes to return are not permitted (standby travel only).
Fares:                       As listed on Consolidator Net Fare list.  All net fares are subject to change with five (5)
                             business days notice or two (2) business days for electronic filing of fares.
                             Fares are round-trip net, non-commissionable, and do not include taxes.
                             Tax/PFC/Fuel surcharges are not included.
                             Net fares are subject to change until ticketed.
                             Advance purchase required as stated on current advisory.
                             **Night fares will apply for LAX to East Coast when using the LAX-CMH non-stop flight only.
                             Because the LAS-CMH non-stop only connects to day flights, the night fare may be used when the connecting flight out of CMH departs at or before 8:50 a.m.  Applicable East Coast cities are BOS, BWI, DCA, EWR, LGA, MDW, PHL.
Fare Basis Code:             Round Trip Day Flights:    Off Peak:  VLPOCN    Peak:  VLPPCN
                             Round Trip Night Flights:    Off Peak:  KNLPOCN  Peak:  KNLPPCN
                             One Way Day Flights:    Off Peak:  VLPOCNO  Peak:  VLPPCNO
                             One Way Night Flights:    Off Peak:  KNLPOCNO  Peak:  KNLPPCNO
IT Code:                     ITLPCTI (in tour code box)
Restrictions:                Non-refundable with the exception of cases of Death of the passenger (properly documented).
                             Non-transferable.
Ticketing Agency:            Cheap Tickets, Inc.
Ticket Time Limit:           All tickets must be issued [*].
Ticket Entries:              1.  Base Net Fare, Tax and Total on Auditor's Coupon Only.
                             2.  Flight coupons shall show zero (0) or BULK plus applicable XF charges.
                             3.  Itinerary in linear on all coupons followed by the Base Net Fare.
                                 (i.e., [*] is shown as [*])
                             4.  Not valid before date of travel.
                             5.  Not valid after return date of travel.
PROGRAM SPECIFICS:
-----------------------
Days/Travel                  Off Peak:  [*] in both directions.
                             Peak:  [*] in both directions.
Flight Fund:                 Not Permitted
Markets:                     Systemwide
Minimum Stay:                Night flights:  [*] / Day Flights:  [*]
Maximum Stay:                30 days
Open Jaw:                    Permitted
Open Returns:                Not Permitted
PTA/TBM                      Not Permitted
Routing:                     Published HP routings only.  Codeshare flights are not applicable.
Rule 240:                    Permitted
Standby:                     $100 non-commissionable fee collected at airport.  Permitted on night flights only, within 30 days of original travel date.
Stopover:                    Not Permitted
Waitlists:                   Not Permitted


[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

             ATTACHMENT B, PUBLISHED OVERRIDE (Individual Travel)
             ----------------------------------------------------


RESERVATIONS:
------------
Booking Class:               Applicable to published fare type.
Groups:                      Not Permitted.
Reservations:                Booked by Tour Operator only.


TICKET INFORMATION:
------------------
Applicable Fares:            America West published fares in effect at the time of ticketing, and according to the Tariff rules of that published fare (except as stated below).  See `Restriction' below.
                             *Disclaimer:  Certain short-term, introductory or other published promotional fares may not apply.

                             Restrictions:  All published rules/fares apply, except the following:
                             Companion Fares do not apply.
                             Promotional/Other discounts do not apply.  (Senior Discounts, vouchers, etc.)
                             F class excursion fares do not apply.  (FE14 etc.)
[*]                          [*]
Fare Basis Code:             Applicable to the published fare used.
IT Code:                     ITLPCTIPBA.  Must be shown in Tour Code Box.
Ticketing Agency:            Cheap Tickets, Inc.
Primary ARC Number(s):       12601676, 12916120, 033514526, 33965750, 36975820, 50523911
Ticket Entries:              All published fare ticket entries are required, with the exception of the following:
                             The discounted published fare may be omitted from the Base, Tax and Total box of the passenger coupons only.  The discounted published fare must be shown on all auditors coupons.

PROGRAM SPECIFICS:
-----------------
Markets:                     Same markets as listed on attached consolidator pricing list.
Routing:                     Published HP routings only.  Codeshare flights are not applicable.


All published rules apply, unless otherwise stated above.



[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.